Federal Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 016
EBP, Tax Status [Line Items]
Federal Income Tax Status
Note 7. Federal Income Tax Status

The Internal Revenue Service ("IRS") has determined and informed the Corporation in a letter dated October 18, 2017, that the Plan and the related trust were designed in accordance with the applicable requirements of the Code. The Plan satisfies the requirement of Section 401(a) of the Code and Plan management is not aware of any Plan provision that would result in disqualification. The federal income tax status of participants with respect to the Plan is as follows: A participant's after-tax and Roth contributions, in whatever form, are not tax-deductible by the participant; however, the portion of a distribution attributable to such contributions is not taxable upon distribution. Participant pre-tax 401(k) contributions are considered contributions by the Employer rather than the participant and, as a result, are not taxable until the year in which they are distributed. Employer contributions and the earnings on employer and participant contributions are generally not taxable to the participant until the year in which they are distributed.
U.S. GAAP requires plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.